UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

IMARA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39247	81-1523849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 Beacon Street, Suite 300, Office 341, Brookline, MA	02446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 927-9989

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IMRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

Imara Inc. (“Imara” or the “Company”) convened and adjourned a special meeting of its stockholders on February 22, 2023 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the restated certificate of incorporation of the Company (the “Share Increase Amendment”) to implement an increase in the number of authorized shares of common stock from 200,000,000 to 400,000,000 (the “Share Increase”). On February 22, 2023, the Company filed the Share Increase Amendment with the Secretary of State of the State of Delaware to effect the Share Increase effective on February 22, 2023. As a result of the Share Increase, the number of issued and outstanding shares of the Company’s common stock was increased from 200,000,000 shares to 400,000,000 shares.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Special Meeting, the Company’s shareholders approved (i) the Imara Inc. Amended and Restated 2020 Equity Incentive Plan (the “AR 2020 Plan”) and (ii) an amendment (the “2020 ESPP Amendment”) to the Imara Inc. 2020 Employee Stock Purchase Plan (the “2020 ESPP”), each of which had previously been adopted by the Company’s Board of Directors subject to shareholder approval.

The descriptions of the AR 2020 Plan and the 2020 ESPP Amendment contained on pages 268-280 and pages 281-284, respectively to the Company’s definitive proxy statement/prospectus included in the Registration Statement on Form S-4, filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2023, are incorporated herein by reference. Complete copies of the AR 2020 Plan and the 2020 ESPP Amendment are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the Company’s stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger, dated as of October 13, 2022 (the “Merger Agreement”), by and among the Company, Enliven Therapeutics, Inc., a Delaware corporation (“Enliven”) and Iguana Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Sub”), providing for the merger of Merger Sub with and into Enliven, with Enliven surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”). The proposals are described in detail in the Company’s definitive proxy statement/prospectus filed with the SEC on January 23, 2023 (as amended or supplemented thereafter) and first mailed to the Company’s stockholders on or about January 23, 2023. The final voting results regarding each proposal are set forth below. There were 26,287,264 shares of the Company common stock outstanding and entitled to vote on the record date for the Special Meeting, and 22,675,582 shares of the Company common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. To approve the issuance of shares of common stock of Imara pursuant to the terms of the Merger Agreement for purposes of Nasdaq Listing Rules 5635(a), (b) and (d).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
21,428,092	29,419	3,706	1,214,365

Proposal No. 2. To adopt and approve an amendment to the restated certificate of incorporation of Imara to increase the number of authorized shares of Imara common stock from 200,000,000 shares to 400,000,000 shares.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain
22,389,433	268,310	17,839

Proposal No. 3. To adopt and approve an amendment to the restated certificate of incorporation of Imara to effect a reverse stock split of Imara common stock, by a ratio of not less than 1-for-3 and not more than 1-for-7, or any whole number in between, and a proportionate reduction in the number of authorized shares of Imara common stock, such ratio and the implementation and timing of the reverse stock split to be determined in the discretion of Imara’s board of directors.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain
22,464,937	193,805	16,840

Proposal No. 4. To approve the adoption of the AR 2020 Plan.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
20,405,072	1,049,082	7,063	1,214,365

Proposal No. 5. To approve an amendment to the 2020 ESPP to increase the number of shares of common stock reserved for issuance under the 2020 ESPP to 1,628,535 shares.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
20,492,019	952,287	16,911	1,214,365

Proposal No. 6. To consider and vote upon an adjournment of the Imara special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, 4 and 5.

This proposal was approved by the requisite vote of the Company’s stockholders, but adjournment of the Special Meeting was unnecessary because there was a quorum present and there were sufficient votes received at the time of the Special Meeting to approve Proposal Nos. 1, 2, 3, 4 and 5.

Item 8.01.	Other Events.

On February 22, 2023, the Company issued a press release announcing the results of the voting proposals from the Special Meeting, as well as certain information with respect to the reverse stock split of the Company’s common stock. A copy of the press release is attached as Exhibit 99.3 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s Restated Certificate of Incorporation, dated February 22, 2023

99.1	Imara Inc. Amended and Restated 2020 Equity Incentive Plan

99.2	Amendment to Imara Inc. 2020 Employee Stock Purchase Plan

99.3	Press release issued on February 22, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) concerning Imara, Enliven, the proposed transaction and other matters. These forward-looking statements include express or implied statements relating to Imara’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Imara, Enliven or the proposed transaction will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Imara’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing of the transaction are not satisfied and those factors described under the heading “Risk Factors” in Imara’s most recent Annual Report on Form 10-K filed with the SEC and the definitive proxy/prospectus filed by Imara with the SEC on January 23, 2023, as well as discussions of potential risks, uncertainties, and other important factors included in later filings, including any Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of Imara’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. It is not possible to predict or identify all such risks. Imara’s forward-looking statements only speak as of the date they are made, and Imara does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMARA INC.

Date: February 22, 2023	By:	/s/ Rahul D. Ballal
	Name:	Rahul D. Ballal
	Title:	President and Chief Executive Officer